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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: January 16, 2002

Science Applications International Corporation
(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)
0-12771 (Commission File Number)	95-3630868 (I.R.S. Employer Identification No.)
10260 Campus Point Drive, San Diego, CA 92121 (Address of Principal Executive Offices) (Zip Code)
(858) 826-6000 (Registrant's Telephone Number, Including Area Code)

FORM 8-K

Item 5. Other Events.

Stock Price Established January 2002

    On January 11, 2002, the Board of Directors established the price of the Class A Common Stock of the Registrant at $32.95. Pursuant to the Registrant's Certificate of Incorporation, the price applicable to shares of Class B Common Stock of the Registrant is equal to twenty times the price of the Class A Common Stock.

    The price of the Class A Common Stock is established by the Board of Directors pursuant to a valuation process which includes a stock price formula and valuation input from an independent appraisal firm. The following tables set forth information concerning the formula price for the Class A Common Stock, the applicable price for the Class B Common Stock and each of the variables contained in the formula, including the market factor, in effect for the periods beginning on the dates indicated. The Board of Directors sets the market factor at the value which causes the formula to yield the price which the Board of Directors believes reflects a fair market value.

    At its April 2001 meeting, the Board of Directors approved the modification of the definitions of two components of the formula, effective as of the July 2001 valuation. The modified definitions are reflected below and were used in the valuation process for the first time on July 13, 2001.

Date	Market Factor	"E" or Stockholders' Equity(1)	"W1" or Shares Outstanding(2)	"P" or Earnings(3)	"W" or Weighted Avg. Shares Outstanding(4)	Price Per Share of Class A Common Stock	Price Per Share of Class B Common Stock	Percentage Price Change(5)
July 13, 2001	2.90	3,240,228,000	238,760,127	264,390,000	243,836,689	$31.37	$627.40	3.9
October 12, 2001	2.90	2,916,237,000	230,102,050	283,936,000	237,824,353	$32.27	$645.40	2.9
January 11, 2002	2.90	2,711,163,000	222,177,263	292,044,000	231,029,621	$32.95	$659.00	2.1

(1)
"E" or Stockholders' Equity = the stockholders' equity of the Registrant at the end of the fiscal quarter immediately preceding the date on which a price determination is to occur, adjusted to reflect the value of the Registrant's publicly traded equity securities classified as investments in marketable securities, as well as the profit or loss impact, if any, on stockholders' equity arising from investment activities, non-recurring gains or losses on sales of business units, subsidiary common stock, or similar transactions closed, as of the valuation date rather than the value at the end of the most recently completed fiscal quarter.

(2)
"W1" or Shares Outstanding = the number of outstanding common shares and common share equivalents at the end of the fiscal quarter immediately preceding the date on which a price determination is to occur.

(3)
"P" or Earnings = operating income, net of taxes, excluding investment activities, losses on impaired intangible assets, non-recurring gains or losses on sales of business units, subsidiary common stock and similar items, and including equity in the income or loss of unconsolidated affiliates and the minority interest in income or loss of consolidated subsidiaries for the four fiscal quarters immediately preceding the price determination. The aggregate amount of these items on a pre-tax basis is disclosed as "segment operating income" in the Registrant's consolidated quarterly and annual financial statements filed with the Securities and Exchange Commission.

(4)
"W" or Weighted Average Shares Outstanding = the weighted average number of outstanding common shares and common share equivalents for the four fiscal quarters immediately preceding the price determination, as used by the Registrant in computing diluted earnings per share.

(5)
Value shown represents the percentage change in the price per share of Class A Common Stock from the prior quarterly valuation.

    The following table sets forth information concerning the formula price and the variables contained in the formula as used in the April 13, 2001 and preceding valuations.

Date	Market Factor	"E" or Stockholders' Equity(1)	"W1" or Shares Outstanding(2)	"P" or Earnings(3)	"W" or Weighted Avg. Shares Outstanding(4)	Price Per Share of Class A Common Stock	Price Per Share of Class B Common Stock	Percentage Price Change(5)
October 13, 2000	0.25	3,988,351,000	253,632,224	2,758,698,000	257,684,095	$30.87	$617.40	2.6
January 12, 2001	0.25	3,819,961,000	252,170,336	2,835,930,000	255,921,172	$30.83	$616.60	(0.1)
April 13, 2001	0.35	3,344,157,000	242,108,532	2,058,956,000	248,904,890	$30.20	$604.00	(2.0)

(1)
"E" or Stockholders' Equity = the stockholders' equity of the Registrant at the end of the fiscal quarter immediately preceding the date on which a price determination is to occur.

(2)
"W1" or Shares Outstanding = the number of outstanding common shares and common share equivalents at the end of the fiscal quarter immediately preceding the date on which a price determination is to occur.

(3)
"P" or Earnings = the earnings of the Registrant for the four fiscal quarters immediately preceding the price determination.

(4)
"W" or Weighted Average Shares Outstanding = the weighted average number of outstanding common shares and common share equivalents for the four fiscal quarters immediately preceding the price determination, as used by the Registrant in computing diluted earnings per share.

(5)
Value shown represents the percentage change in the price per share of Class A Common Stock from the prior quarterly valuation.

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SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

(Registrant)	SCIENCE APPLICATIONS INTERNATIONAL CORPORATION

Date: January 16, 2002	By:	/s/ DOUGLAS E. SCOTT Douglas E. Scott
	Its:	Senior Vice President and General Counsel

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FORM 8-K
  Item 5. Other Events.
SIGNATURE